DILUTED EARNINGS PER SHARE (Details) - CAD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
DILUTED EARNINGS PER SHARE
Net (loss) income for the year	$ (10,178)	$ 2,711
Basic weighted average number of shares	108,363,047	92,784,376
Basic (loss) earnings per share	$ (0.09)	$ 0.03
Diluted earnings per share
Warrants		3,996,083
Stock options		1,206,157
Diluted weighted average number of common shares	108,363,047	97,986,616
Diluted (loss) earnings per share	$ (0.09)	$ 0.03